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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                          the Securities Act of 1934


      Date of Report (Date of earliest event reported): October 23, 1997



                            MOHAWK INDUSTRIES, INC.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)



      Delaware                   01-19826              52-1604305
   -----------------     -----------------------      ------------
   (State or other      (Commission File Number)    (IRS Employer
   jurisdiction of                                  Identification No.)
    incorporation)




              160 South Industrial Blvd., Calhoun, Georgia  30701
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         (Address, including zip code, of principal executive offices)



                                (706) 629-7721
        --------------------------------------------------------------
             (Registrant's telephone number, including area code)
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Item 5.   Other Events.
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          On October 23, 1997, Mohawk Industries, Inc. announced that its Board of Directors declared a three-for-two stock split to be effected in the form of a 50% stock dividend on the Company's common stock to be paid on December 4, 1997 to stockholders of record on November 4, 1997. Currently, there are approximately 34.7 million shares of the Company's common stock outstanding and, following the stock split, there will be approximately 52 million shares of the Company's common stock outstanding. Cash will be paid in lieu of fractional shares.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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     C.   Exhibits

          99.1 Press Release dated October 23, 1997
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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 Mohawk Industries, Inc.



Date: October 23, 1997          By: /s/ Frank H. Boykin
                                   -------------------------
                                     Frank H. Boykin
                                     Corporate Controller
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                               INDEX TO EXHIBITS
                               -----------------


     Exhibit
     -------

     99.1      Press Release dated October 23, 1997